SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)     July 15, 2004

WFN Credit Company, LLC
World Financial Network Credit Card Master Trust

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-60418, 333-60418-01	31-1772814
(Commission File Number)	(I.R.S. Employer Identification No.)

220 West Schrock Road, Westerville, Ohio	43081
(Address of Principal Executive Offices)	(Zip Code)

(614) 729-5044

(Registrant’s Telephone Number, Including Area Code)

NoChange

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

  None

Item 7. Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Document Description

20	Monthly Servicing Report

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFN CREDIT COMPANY, LLC
(Co-Registrant)

Dated: July 15, 2004	Signed by:	/s/ Daniel T. Groomes

Daniel T. Groomes
President

WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST
(Co-Registrant)

By: WORLD FINANCIAL NETWORK NATIONAL BANK ,
as Servicer

Dated: July 15, 2004	Signed by:	/s/ Daniel T. Groomes

Daniel T. Groomes
President

INDEX TO EXHIBITS

Exhibit No.	Document Description

20	Monthly Servicing Certificate